FOURTH QUARTER 2022 EARNINGS CALL February 23, 2023 EARNINGS CALL PRESENTATION Q2 2023

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, the uncertain financial impact of the COVID-19 pandemic, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance that the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

PORTFOLIO UPDATE

5 PORTFOLIO OVERVIEW Education Portfolio 73 Properties; 8 Operators Occupancy at 93% *See Quarterly Report on Form 10-Q for quarter ended June 30, 2023 for definition and calculation of this non-GAAP measure Experiential Portfolio 290 Properties; 51 Operators Occupancy at 98% $6.2B (92%) Total Investments* Total Portfolio Snapshot ~$6.7B Total Investments* 363 Properties Occupancy at 97% Q2 Investment Spending $32.2M YTD Investment Spending $98.7M

6 PORTFOLIO COVERAGE *BoxOfficeMojo TTM March 2023 YE 2019 Theatre Coverage 1.3x 1.7x Box Office* $7.7B $11.4B Non-Theatre Coverage 2.7x 2.0x Total Portfolio Coverage 2.0x 1.9x Strong Total Portfolio Coverage Methodology – Coverage numerator is customer's store level EBITDARM and denominator is EPR's minimum rent or interest (excludes non-cash straight-line rent or interest income from the effective interest method of accounting) EBITDARM data is sourced from customers' reported store level profit and loss statements

7 THEATRES Tenant and Operator Updates Regal – emerged from bankruptcy on July 31 • Received July rent & deferred rent from Regal • Have received bankruptcy payments comprising substantially all of our claims Managed Properties – all 5 surrendered Regals operating through management agreements opened less than 1 week after we received keys • Cinemark - Houston, Columbia, Maryland, Orange County, and suburban Chicago • Phoenix - suburban Louisville Santikos – acquired Southern Theatres on July 17 • Now 8th largest theatre circuit in North America • Southern paid entire remaining deferred rent of $11.6M • In anticipation of transaction, terminated ground lease in New Iberia, LA with no change to overall economics

8 THEATRES *BoxOfficeMojo, Variety, Hollywood Report and The Wrap Box Office Continued Recovery* $4.4B BOX OFFICE THROUGH Q2 ‘23 20% OVER 2022 BOX OFFICE SAME TIME Q2 Q3 Sound of Freedom $150M YTD 19 Titles GROSSED OVER $100M $5.7B BOX OFFICE GROSS BARBENHEIMER HIGHEST GROSSING 3-day weekend since pandemic 4TH BIGGEST weekend ever 20% OVER 2022 YTD Through 7/31

9 PORTFOLIO UPDATE Ski Skier visits up 27% over last season driven by increases in season pass visits Eat & Play Q2 portfolio revenue up 9% & EBITDARM up 2% Attractions & Cultural Amusement & water parks open for summer, City Museum attendance up 8% Experiential Lodging Revenue & EBITDARM growth across Nashville Hotel and RV park portfolio Fitness & Wellness Continued growth in membership revenue for fitness; began construction on The Springs Resort & Murietta

1 0 CAPITAL RECYCLING During the quarter • Sold one of five KinderCare locations for use as a school for proceeds of $4.3M; recorded loss of $575K Subsequent to quarter end • Sold two more KinderCare locations for use as schools for combined proceeds of $13.8M; gain of $1.5M • Sold former Cinemex theatre in Hialeah, FL for a non-theatre use for net proceeds of $9M; gain of $747K Year to date • Generated approx. $31M in proceeds from dispositions • In early days of marketing 11 surrendered Regal theatres, pleased with the interest

1 1 INVESTMENT SPENDING Q2 Investment spending was $32.2M bringing YTD total to $98.7M • First investment in financing the first Good Surf in Dallas – standalone, standing wave concept developed in an urban U.S. market; combines surfing, food & beverage, and outdoor entertainment into a unique experience 2023 Investment Spending Guidance $200M-$300M

FINANCIAL REVIEW

1 3 (In millions except per-share data) *See Supplemental Operating and Financial Data for the Second Quarter Ended June 30, 2023 for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance Quarter ended June 30, 2023 2022 $ Change % Change Total Revenue $172.9 $160.4 $12.5 8% Net Income – Common 7.6 34.9 (27.3) (78%) FFO as adj. – Common* 97.8 88.7 9.1 10% AFFO – Common* 100.1 93.4 6.7 7% Net Income/share – Common 0.10 0.46 (0.36) (78%) FFO/share - Common, as adj.* 1.28 1.17 0.11 9% AFFO/share - Common* 1.31 1.23 0.08 7%

1 4 FINANCIAL HIGHLIGHTS Key Ratios* Quarter ended June 30, 2023 Fixed charge coverage 3.5x Debt service coverage 4.1x Interest coverage 4.1x Net Debt to Adjusted EBITDAre 5.0x Net Debt to Gross Assets 39% AFFO payout 63% *See Supplemental Operating and Financial Data for the Second Quarter Ended June 30, 2023 for definitions and calculations of these non-GAAP measures

1 5 Debt • $2.8B total debt; all fixed rate or fixed through interest rate swaps at weighted avg. = 4.3% • Weighted avg. debt maturity of ~5.0 years; no scheduled debt maturities in 2023 and only $136.6M due in 2024 Liquidity Position at 6/30/2023 • $99.7M unrestricted cash • No balance on $1B revolver CAPITAL MARKETS UPDATE

1 6 PROVIDING 2023 GUIDANCE *See Supplemental Operating and Financial Data for the Second Quarter Ended June 30, 2023 for definition and calculation of this non-GAAP measure FFO AS ADJUSTED* $5.05 - $5.15 INVESTMENT SPENDING $200M - $300M DISPOSITION PROCEEDS $31.0M - $41.0M PERCENTAGE RENT $11.0M - $13.0M GENERAL & ADMINISTRATIVE EXPENSE $56.0M - $58.0M

1 7 DEFERRAL AND OTHER REVENUE COLLECTIONS (In millions) Q1 2023 Q2 2023 Q3 2023 Q4 2023 YTD 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 YTD 2024 Cash-Basis Deferral Collections $6.5 $7.3 $14.3 $0.3 $28.4 $0.3 $0.3 $0.1 $0.1 $0.8 Regal Sept Stub Rent(1) $1.9 $0.7 $2.5 $ - $5.1 $ - $ - $ - $ - $ - Regal Pre-Petition Rent $ - $ - $1.3 $ - $1.3 $ - $ - $ - $ - $ - Lease Termination Fee $ - $ - $0.9 $ - $0.9 $ - $ - $ - $ - $- Total $8.4 $8.0 $19.0 $0.3 $35.7 $0.3 $0.3 $0.1 $0.1 $0.8 Note: Regal Master Lease effective July 31, 2023, with accrual basis accounting starting on that date. (1) Excludes deferred rent portion of September stub rent, which is included above under cash- basis deferral collections.

CLOSING COMMENTS

EPR Properties 909 Walnut Street, Suite 200 Kansas City, MO 64106 www.eprkc.com 816-472-1700 info@eprkc.com